EXHIBIT 99.1



-------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 1, 2003
Securitized Products Group

                               [GRAPHIC OMITTED]
-------------------------------------------------------------------------------

Vehicle Make Statistics

                                                              % of Total       Average        % New by       % Used by
                           Number of      Current Balance      Current         Current        Current         Current
    Vehicle Make            Vehicles            ($)            Balance       Balance ($)      Balance         Balance

CHEVROLET                      7,641     129,274,637.82           23.35         16,919           61.83          38.17
FORD                           7,568     124,689,227.68           22.52         16,476           54.44          45.56
DODGE                          3,876      63,286,165.34           11.43         16,328           49.69          50.31
PONTIAC                        2,061      27,079,913.27            4.89         13,139           47.79          52.21
JEEP                           1,539      24,336,795.01            4.40         15,813           38.85          61.15
TOYOTA                         1,386      22,265,320.98            4.02         16,064           57.30          42.70
GMC                            1,133      19,874,258.12            3.59         17,541           45.63          54.37
CHRYSLER                       1,216      19,195,825.24            3.47         15,786           49.56          50.44
NISSAN                           772      12,306,921.70            2.22         15,942           49.71          50.29
KIA                              799      10,444,766.42            1.89         13,072           76.26          23.74
BUICK                            728       9,891,550.81            1.79         13,587           51.95          48.05
HYUNDAI                          734       9,670,629.78            1.75         13,175           83.98          16.02
HONDA                            682       9,590,885.40            1.73         14,063           55.53          44.47
OLDSMOBILE                       735       9,223,192.24            1.67         12,549           28.43          71.57
MERCURY                          631       7,928,772.31            1.43         12,565           27.06          72.94
CADILLAC                         317       6,373,920.08            1.15         20,107           28.53          71.47
MAZDA                            361       5,451,151.50            0.98         15,100           63.02          36.98
MISTUBISHI                       382       5,348,705.71            0.97         14,002           21.25          78.75
LINCOLN                          243       4,793,600.99            0.87         19,727           23.60          76.40
SATURN                           440       4,299,601.81            0.78          9,772           32.47          67.53
VOLKSWAGEN                       284       4,031,427.73            0.73         14,195           35.41          64.59
ISUZU                            180       3,152,247.38            0.57         17,512           58.67          41.33
MERCEDES BENZ                     78       2,390,890.79            0.43         30,652           57.20          42.80
SUBARU                           151       2,372,486.14            0.43         15,712           56.87          43.13
PLYMOUTH                         231       2,058,330.95            0.37          8,911            2.87          97.13
BMW                               81       1,987,781.15            0.36         24,541           38.73          61.27
VOLVO                            102       1,936,458.91            0.35         18,985           50.23          49.77
LEXUS                             77       1,831,407.76            0.33         23,785           45.38          54.62
ACURA                            103       1,766,660.03            0.32         17,152           55.09          44.91
SUZUKI                           107       1,506,907.84            0.27         14,083           42.80          57.20
INFINITI                          69       1,294,495.21            0.23         18,761           38.75          61.25
AM GENERAL                        22         989,160.30            0.18         44,962           95.94           4.06
JAGUAR                            30         833,463.41            0.15         27,782           44.10          55.90
LAND ROVER                        28         728,689.92            0.13         26,025           50.07          49.93
DAEWOO                            51         503,090.90            0.09          9,865           42.23          57.77
AUDI                              20         317,852.29            0.06         15,893            0.00         100.00
SAAB                              15         282,475.88            0.05         18,832           54.93          45.07
PORSCHE                            4         163,273.00            0.03         40,818           33.98          66.02
ASTON MARTIN                       1         137,116.67            0.02        137,117          100.00           0.00
UNAVAILABLE                       10          73,722.34            0.01          7,372           26.11          10.49
EAGLE                              5          43,920.83            0.01          8,784            0.00         100.00

Total                         34,893     553,727,701.64          100.00         15,869           52.80          47.19


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                 MORGAN STANLEY

-------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 1, 2003
Securitized Products Group

                               [GRAPHIC OMITTED]
-------------------------------------------------------------------------------

Vehicle Year Statistics

Vehicle Year                     Number of Loans        Total Current Balance    % of Total Balance       Average Current
                                                                 ($)                                        Balance ($)
1982                                          1               10,256.62                   0.00                 10,257
1985                                          1                4,724.08                   0.00                  4,724
1989                                          3               21,993.05                   0.00                  7,331
1990                                          2                5,624.45                   0.00                  2,812
1991                                          2               10,275.02                   0.00                  5,138
1992                                         15               78,672.17                   0.01                  5,245
1993                                         19               79,711.42                   0.01                  4,195
1994                                         63              332,262.57                   0.06                  5,274
1995                                        218            1,285,857.98                   0.23                  5,898
1996                                        625            4,431,687.02                   0.80                  7,091
1997                                      1,522           13,352,863.26                   2.41                  8,773
1998                                      2,522           26,775,771.71                   4.84                 10,617
1999                                      4,761           60,452,772.09                  10.92                 12,697
2000                                      4,564           64,445,149.57                  11.64                 14,120
2001                                      5,268           87,087,829.62                  15.73                 16,531
2002                                      9,089          164,435,681.26                  29.70                 18,092
2003                                      6,204          130,732,649.77                  23.61                 21,072
2004                                          6              137,177.23                   0.02                 22,863
UNAVAILABLE                                   8               46,742.75                   0.01                  5,843

Total                                    34,893          553,727,701.64                 100.00                 15,869


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                 MORGAN STANLEY

-------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 1, 2003
Securitized Products Group

                               [GRAPHIC OMITTED]
-------------------------------------------------------------------------------

Credit Score Breakdown

Credit Score                Number of       % of Total      Total Current       % of Total      Average         Weighted
                            Loans           Number of       Balance             Current         Current         Average
                                            Loans                               Balance         Balance         Credit Score
600 - 624                     370            1.06        4,562,418.45            0.82          12,331             612
625 - 649                   1,457            4.18       19,470,014.04            3.52          13,363             643
650 - 674                   3,590           10.29       51,547,403.52            9.31          14,359             664
675 - 699                   5,643           16.17       87,096,163.08           15.73          15,434             686
700 - 724                   6,597           18.91      112,413,466.70           20.30          17,040             712
725 - 749                   5,448           15.61       91,194,610.08           16.47          16,739             737
750 - 774                   5,033           14.42       82,690,642.73           14.93          16,430             762
775 - 799                   4,499           12.89       70,334,575.16           12.70          15,633             786
800 +                       2,256            6.47       34,418,407.88            6.22          15,256             812
Total:                     34,893          100.00      553,727,701.64          100.00          15,869             727

Minimum                     600.0
Maximum                     872.0
Weighted Average            727.4


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.